                                                                   EXHIBIT 10.3

                      MARFIELD, BELGARDE & YAFFE COMPANIES
                               MANAGED PROPERTIES
                         OFFICE/SERVICE BUILDING LEASE

This LEASE is made this 15th day of August 1996, between 94th Street Associates (as LANDLORD) and Ringer Corporation (as TENANT).

                                  WITNESSETH:
                                  -----------

In consideration of the mutual covenants, promises, and agreements herein contained, the parties agree as follows:

1. DESCRIPTION OF THE PREMISES

TENANT hereby leases from LANDLORD certain Premises (Leased Premises) within the building (Building), identified as 9555 James Ave. S., Bloomington MN. The Lease Premises is identified on the building plans as Suite 200 and is more specifically designated in Building Floor Plan (Exhibit "A") and Detailed Floor Plan (Exhibit "B") which are made a part hereof. The Lease Premises is measured from the outside of all exterior walls to the center of tenant division and common area walls. The Leased Premises contain:

        Office, Restroom, entry and finished spaces             4,851 S.F.
        Storage or service area                                 1,589 S.F.
                Total Area                                      6,440 S.F.

2. RENT

TENANT covenants to pay annual Base Rent for the Leased Premises of Forty One Thousand Five Hundred Thirty-Eight and no/100 ($41,538.00) payable to the LANDLORD, or to any other entity designated by LANDLORD, without further notice, in equal monthly installments, subject to proration in the case of the first and last months of the Lease term, of $3,461.50 on the first business day of each month during the full term hereof. See Section 7 for TENANT's Additional Rent obligations. TENANT's obligation to pay Base and Additional Rent is unconditional and independent of any other provision of this Lease. TENANT agrees not to withhold Base and Additional Rent for any reason. TENANT agrees to pay a ten percent (10%) late charge fee each month on any sums due LANDLORD which are owing to the LANDLORD by the tenth day of that month. The first month's Base Rent is included with this Lease as Check #052767 dated 8/19/96 $3,461.50, issued by Ringer Corporation.

Notwithstanding the foregoing, the granting of any rent abatement, above standard leaseholds, or other concessions is conditioned upon TENANT fulfilling all its obligations under the Lease, all Rent previously abated and other concessions granted shall be immediately paid to the Landlord.

3. TERM OF LEASE

Tenant shall be given occupancy upon issuance of "Certificate of Occupancy", with rental abatement until October 14, 1996, with full rental payments to begin October 15, 1996.

The Lease is 3 years 0 months commencing on the 1st day of October, 1996 and expiring on the last day of September, 1999.

4. USE OF PREMISES

TENANT agrees to use the Leased Premises for office, warehouse, laboratory and no other purpose; subject to all local, state, and federal laws regulating such use. Such use shall not cause excessive odors, humidity, noise or vibrations which may injure the building, cause harm to, or disrupt other tenants.

5. PARKING AND COMMON AREAS

The TENANT, its employees and invitees shall have the non-exclusive right to use the common areas, driveways and parking lots along with the other tenants of the Building and their employees and invitees. The use of common areas, and the portion of the land set aside by LANDLORD for non-exclusive use of tenants, is subject to such reasonable rules and regulations as the LANDLORD may impose from time to time. No more than 24 parking spaces are to be occupied at any one time by the TENANT, its employees and invitees. Overnight parking of vehicles and the storage, at any time, of any other property in the common area is prohibited.

6. NET LEASE

This is a "net" Lease, and LANDLORD shall not be required to provide any services or do any acts in connection with the Leased Premises not specifically set forth in this Lease. As hereinafter further described in this Lease, the TENANT is responsible for and shall pay its utility charges, trash removal, interior cleaning and maintenance, its proportionate share of real estate taxes including installments of assessments and its proportionate share of the Building's operating expenses.

7. ADDITIONAL RENT

The net rentable area of the building(s) #9555 James in the project is/are 115,000 sq. ft.
and accordingly, the TENANT's proportionate share for purposes of allocating real estate taxes and assessments and operating expenses is 5.6%.

8. REAL ESTATE TAXES

Real estate taxes include the following:

        (a) all real estate taxes

        (b) all installments of assessments, general or special, levied against the property

9. OPERATING EXPENSES

Operating Expenses include the following:

        (a) City water and sewer charges, except where used by tenants in substantial amounts for production and is therefore separately metered, and the monitoring surveillance of the fire protection system.

     (b) Lawn care, snow and liter removal, and the repair and maintenance as reasonably required for: parking lots, drives, sidewalks, landscaped areas, roof, H.V.A.C. systems, garage doors and garage door openers, and exterior panes of exterior panes of exterior windows and foyer glass.

     (c) Electrical service for the trash room (if any) and mechanical rooms and for lighting, replacement of bulbs used for exterior lighting and trash removal from the common area trash room serving the TENANT, if any.

     (d) Insurance for fire and extended coverage, loss of rents and business interruption general liability.

     (e) All other maintenance, replacement, repair and miscellaneous operating expenses except structural maintenance and that which is covered by manufacturer or subcontractor warranties.

     (f) Property management expenses of four percent of the Base Rents and Additional Rents collected.

     (g) Such other expenses incurred in operating the Building generally, if of a type normally incurred in the operating of similar buildings.

     (h) Maintenance of vestibules.

Commencing with the operating expenses incurred and real estate taxes payable in the year this Lease commences and each subsequent year during the Lease term, TENANT will pay, in equal monthly installments, payable in advance on the first day of each calendar month, its estimated monthly proportionate share of all such real estate taxes and operating expenses. As the actual amount will not be known at the beginning of each calendar year, LANDLORD shall make a reasonable estimate, to the best of its knowledge, of what the amount will be for that year, and TENANT will pay its estimated proportionate share each month. In no way should LANDLORD's estimate be construed as actuals or as a guarantee.

After the actual real estate tax statement is received, LANDLORD shall have the right to make adjustments for any difference between that which TENANT has paid and that which it should have paid. TENANT shall then start paying its proportionate share based upon the actual tax statement.

LANDLORD shall have the right to make adjustments periodically (but at least annually) to the operating expenses, and adjust accordingly. When actual operating expenses have been compiled, a final year-end adjustment will be made, and either a charge or credit will be issued. LANDLORD agrees to exercise due to care and diligence to obtain operating expenses, services and supplies at competitive and reasonable market costs with acceptable quality and service standards.

TENANT may have been given projections for real estate taxes by LANDLORD's agents. LANDLORD does not warrant that these projections are correct or that they even approximate the amounts shown. The TENANT is encouraged to call the city assessor to verify the real estate tax projections before executing the lease.



10.  UTILITIES

TENANT is responsible and shall pay for all of its utility services. The TENANT is separately metered for gas and electricity and will contract with the utility companies for service requirements and billing. TENANT is also responsible for its own telephone service.

LANDLORD reserves the right to protect its Property and interest with respect to utilities in any way it sees fit should TENANT not pay utility charges.

In the event the TENANT uses water and sewer in substantial amounts or for production purposes, the LANDLORD shall install at TENANT's expense a water meter to sub-meter for said water and sewer at rates as charged by the City. TENANT shall pay to the City any water availability charge (WAC) and sewer availability charge high usage.

LANDLORD shall, under no circumstances, be liable for; a) physical loss arising from any failure to furnish heating, cooling, water, electricity, telephone, or any other utility; b) any consequential damages; regardless of the cause; or c)) any loss or damages of any kind not resulting from the LANDLORD's willful nonperformance or grossly negligent performance of its duties hereunder.

11. INSURANCE

The TENANT shall maintain in full force and effect during the term hereof, a policy of public liability insurance under which LANDLORD and TENANT are named insured. The minimum limits of liability of such insurance shall be $1,000,000.00 combined single limit for bodily injury and property damage, and in addition the TENANT shall carry a policy of property insurance for fire and extended coverage including an all leasehold improvements to the premises on a replacement cost value. TENANT agrees to deliver a duplicate copy of said policy, or a certificate of insurance evidencing such coverage, to LANDLORD. Such policy shall contain a provision requiring ten (10) days written notice to the LANDLORD before cancellation of the policy can be effected.

The LANDLORD shall carry and cause to be in full force and effect a fire and extended coverage insurance policy on the Building an leasehold improvements; but not on TENANT's personal property, trade fixtures, contents or improvements owned, or otherwise -in possession of the TENANT, or any improvements to the premises which improvement and contents are to be insured by the TENANT. Such policy shall contain a provision that the policy shall no be canceled except upon ten (10) days written notice to the TENANT.

Each insurance policy carried by either the LANDLORD of TENANT covering the Lease Premises or its contents shall provide that the insured party has relinquished all rights to recover against the other party for loss or damage resulting from perils insured against by the policy. LANDLORD and TENANT each hereby waive any claim based upon liability which may arise against the other so far as the claim relates to loss or damage to the premises or contents which is covered by insurance or coverable under the aforementioned insurance policies, whether maintained or not.

12.  MAINTENANCE

The TENANT shall be wholly responsible for the maintenance and repair of the interior of the Leased Premises, and will keep it in as good condition as when turned over to tenant, reasonable wear and tear and damage by fire and the elements excepted.

The TENANT agrees to keep the Leased Premises in a clean, orderly and sanitary condition and will neither do nor permit to be done therein anything which is. in violation of insurance polices on the building or that is contrary to law. The TENANT will neither commit nor suffer waste to the Building or to the Leased Premises.

The maintenance and repair obligations of the TENANT specifically extend to all exterior walls, interior doors, interior windows, plumbing and electrical fixtures within the Lease Premises, except as these obligations may be covered by manufacturer or contractor warranties. The LANDLORD agrees to cooperate with and reasonably assist TENANT in pursuing such warranties which are still in effect.

The LANDLORD shall at its own expense keep in good order, safe condition and repair the structural integrity of the Building, except where repairs to the structural parts are required due to the fault or negligence of the TENANT, its employees or invitees, in which case the TENANT shall be responsible.

13.  APPEARANCE AND ACCESS

LANDLORD and TENANT mutually agree to keep the grounds, Building, Leased Premises and common areas in a condition of good repair and appearance as their respective responsibilities and rights may allow. LANDLORD shall provide general access to TENANT and its invitees to the common areas except as reasonable security requirements and temporary conditions may prevent, and shall make a reasonable effort to keep the common areas well maintained and free of nuisance. LANDLORD may establish form time to time and TENANT will abide by reasonable rules for parking, security, handling of trash and like procedures.

TENANT agrees to keep all of its trash containers, pallets, dumpsters, refuse and waste within its Leased Premises and not outside or in common areas and agrees not to litter any of the grounds or entries. TENANT is responsible for the cost of the removal of its trash.



                                                     Tenant to Initial
                                           ---------

Window coverings, if desired by TENANT, are to be installed by TENANT at TENANT's expense and must be horizontal levelour type made of metal. TENANT shall also provide and maintain fire extinguishers as required for its particular use by the City.

If TENANT's bathroom is contiguous to a bathroom of an adjoining TENANT, and LANDLORD installs a common hallway serving these bathrooms , TENANT agrees to allow the adjoining TENANT the use of its bathroom, and shall have the right to use the adjoining tenant's bathroom. TENANT agrees to keep in good order, cleanliness and repair the contiguous bathroom, as does the adjoining tenant.

TENANT agrees not to have or keep any animals, including dogs and/or cats, within the Leased Premises.

TENANT agrees to use chair pads under any chairs within the Leased Premises that is placed at a desk so that wear of the carpet is minimal.

14. LANDLORD'S RESPONSIBILITY

LANDLORD agrees that prior to the commencement of the term hereof, at its sole cost and expense, it will construct the Building(s), and will also finish the Leased Premises substantially in accordance with the Building Floor Plan (Exhibit "A") and Detailed Floor Plan (Exhibit "B") and by specifications in the Landlord's Finishing Schedule (Exhibit "C") attached and made a part hereof. It is understood and agreed that minor changes from any plans or specifications which may be necessary during construction of the Leased Premises shall not affect or invalidate this Lease.

TENANT agrees that upon occupancy hereof, it will inspect the Leased Premises in order to ascertain the condition thereof; that any objections (except for latent deficiencies not the discoverable ) thereto not delivered in writing to LANDLORD within 60 days after occupancy shall be deemed waived; and that no representations, either expressed or implied, have been made regarding the quality or condition thereof except as specifically stated below:

          (a) The Leased Premises, at the time of initial occupancy, shall comply with applicable building codes; and the Americans with Disabilities Act.

          (b) The Leased Premises will be completed substantially as agreed to in this Lease; and

          (c) The mechanical system serving the Leased Premises will have been checked and found to be operating satisfactorily.

 15. CONDEMNATION LOSS

Should all the Leased Premises to be taken in condemnation proceedings or by exercise of any right of eminent domain, then this Lease shall automatically terminate as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the Leased Premises. If, as a result of a partial taking, the Leased Premises is no longer useable for the purposes specified in of this Lease, then, in any such case, the TENANT or LANDLORD may terminate this Lease as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the property. If this Lease is not terminated, LANDLORD will immediately make all repairs necessary to make the Leased Promises complete and tenable. The LANDLORD shall be specifically entitled to all awards for condemnation, except in the case of awards made specifically foe loss or damage to TENANT's property or TENANT's relocation expenses.

16. TENANT ASSIGNMENT

The TENANT shall not assign this Lease, and shall not sublet any part of the Leased Premises without the prior written consent of the LANDLORD. Said consent will not be unreasonably withheld or delayed. Any such assignment or subletting will not release the TENANT from its responsibilities under this Lease, unless expressly agreed to in writing by the LANDLORD. TENANT shall pay LANDLORD's reasonable attorneys fees for reviewing the sublease.

If the TENANT shall be declared bankrupt, shall have a receiver appointed of its property, shall make an assignment for the benefit of creditors, or its rights hereunder shall be taken under execution; it shall be construed as an assignment of this Lease within the meaning hereof, and the LANDLORD shall have the right to terminate this Lease.

17. DEFAULT BY TENANT

It is a Default for TENANT: (a) if Base Rent, Additional Rent, or any other sum due by TENANT under this Lease shall be unpaid of the date payment is required;
(b) if TENANT fails to perform any of the other terms, conditions, covenants and obligations of this Lease to be observed or performed by the TENANT for more than (10) days after LANDLORD gives TENANT written notice of such Default ( it being agreed that a Default, other than failure to pay Base Rent, Additional Rent or other sums due, which is of such character that the cure thereof reasonably requires longer than (10) ten days, shall be deemed cured within said period, if TENANT in good faith commences a cum within the (10) ten day period and diligently undertakes to complete the cure with reasonable dispatch); (c) if TENANT abandons the Leased Premises (it being agreed that the Leased Premises shall be considered abandoned should TENANT fail to openly conduct business from the aforementioned premises for a period of (7) seven calendar days; (d) if TENANT or guarantor knowingly misrepresents any material fact in any written statement provided to the LANDLORD or at its request, pursuant to or in connection with this Lease; or (e) if TENANT, any guarantor, general partner, joint venture, or majority shareholder becomes insolvent or the subject of a bankruptcy petition.

A Default gives LANDLORD the right (without further notice except as hereinafter expressly provided) to: (a) immediately reenter the Leased Premises, change the locks, and remove all persons and property; (b) at TENANT's expense, store or sell said property for TENANT's account; (c) treat said property as abandoned upon TENANT's failure to remove it within (10) ten days of written demand to remove; (d) make alterations and repairs; (e) without terminating the Lease, relet all or part of the Leased Premises, at TENANT's expense and for its account, on such terms, for such rentals, and for such a term as LANDLORD in it sole discretion deems advisable' and /or (h) resort to any other remedy authorized by this Lease or by statute, law or equity.

Whether or not LANDLORD reenters and/or relets the Leased Premises, TENANT will remain liable, for all periods in which this Lease is in full force and not terminated, for the Base Rent, Additional Rent and utilities due hereunder, subject only to a credit for rental received from a substitute tenant over and above expenses of reletting and other sums due hereunder. Additionally, whether or not LANDLORD has already resorted to any other above-mentioned right, LANDLORD may elect, by giving a written notice, to terminate the Lease effective as of any date specified in the notice. No act, including the re-entering and/or reletting, except the giving of such notice, shall be deemed a termination, or acceptance of surrender of the Lease. Upon said effective date, TENANT will comply with any surrender provisions.

TENANT will be liable for (a) all expenses and damages incurred by LANDLORD resulting, whether before or after termination, from a Default, including without limitation attorney's fees and brokers' fees to obtain a new tenant, reclaiming possession and alteration or repair costs to obtain a new tenant and
(b) 0% interest on any sum due under the Lease, from the date due.

Whether or not LANDLORD terminates the Lease, LANDLORD may elect, by giving written notice, to accelerate unaccrued rent and hold TENANT immediately liable for the amount of the base and additional rents payable during the remainder of the Lease term. In addition to this amount due shall be all free rent received and all above normal construction costs paid by LANDLORD.

18. ALTERATIONS

The TENANT shall not make any alterations to the Lease Premises without the written consent of the LANDLORD, such consent not to be unreasonably withheld or delayed. If the TENANT shall desire to make any such alterations, it shall furnish plans and specifications of the work to be so performed together with a construction statement containing a complete breakdown of the cost of all labor and material included therein, and together with an escrow of cash with Title Services, Inc. in an amount equal to the estimated cost of all such work, if it should exceed one thousand dollars ($1,000.00). TENANT agrees to obtain a building permit from the city for any alterations exceeding fifty dollars ($50.00) in cost. TENANT agrees that all such work shall be done in a good, workmanlike manner, and in compliance with applicable building codes and all applicable laws, including, without limitation, the American Disabilities Act, that the structural integrity of the Building shall not be impaired, and that no liens shall attach to the Building or Leased Premises by reason thereof. No such alteration(s) shall change the office/finish area to storage/service area ration without LANDLORD's permission.

The TENANT shall, before the expiration of the Lease, restore the Leased Premises to its original condition unless the LANDLORD elects that all of part of the alterations may remain. Any such alterations shall become the property of LANDLORD as soon as they are affixed to the Leased Premises and all right, title and interest therein of the TENANT shall immediately cease unless otherwise stated in writing. The TENANT however, shall remain the owner of any installed trade fixtures and shall have the right to remove such trade fixtures at the expiration of this Lease Agreement, so long as the Lease Premises and/or Building is restored to its original conditions.

TENANT agrees that, if by reason of TENANT's operations, the use to which TENANT puts the space, or any alterations made by TENANT (whether or not approved unconditionally by LANDLORD), applicable law, including, without limitation, the American Disabilities Act, requires further alterations or modifications of the lease premises or the building(s), that the TENANT will make such alterations or modifications so as to promptly address such requirements; or, if TENANT fails to do so, that TENANT will reimburse LANDLORD promptly for the cost of such alterations or modifications as LANDLORD may make upon TENANT's default (LANDLORD having the right but not the obligation to make such alterations or modifications under that circumstance); and that this provision shall survive termination or expiration of the lease.

19. SIGNS

The LANDLORD will provide, install, and the TENANT shall maintain in good repair, one standard exterior entry sign at the TENANT's front entry. The sign will remain property of the LANDLORD. The LANDLORD shall also provide one standard rear-entry sign to be installed by LANDLORD near the rear door serving the Leased Premises. No other signage, including no soliciting or other directional type signage, promotional material, or identification of any type shall be place in, on, or externally visible from, any entry, window, outer door, or exterior surface without the written consent of LANDLORD. TENANT agrees that no visitor parking or other parking signage will be installed on any part of the parking or common areas without the written consent of the LANDLORD. Exceptions to this are security system signs not to exceed sixty (60) square inches in size.

20. ENTRY

The TENANT agrees that no additional locks will be placed on any of the TENANT's doors without the written consent of the LANDLORD. LANDLORD, its agents, and its employees shall have the right to enter the premises at all reasonable times to inspect them, to make repairs, and to maintain the Building of which the Leases Premises are part. During the one hundred and eighty (I 80) days prior to the expiration of the term, the LANDLORD or its agents may exhibit the Leased Premises to prospective tenant. LANDLORD shall also have the right of entry as provided in Paragraph 17.

21. SUBORDINATION

It is mutually agreed that this Lease shall be subordinate to any and all mortgages, ground leases, or other securities, including any renewals, modifications, consolidations, replacements and extensions thereof now or hereafter recorded against the Leased Premises by the LANDLORD. TENANT's right to quiet possession of the Leased Premises shall not be disturbed if TENANT is not in Default and so long as TENANT shall pay the Base and Additional Rents and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

22. NOTICES

All notices, consents, demands and requests which may be or are required to be given by either party of the other, shall be in writing, and sent by United States registered or certified mail, with return receipt requested, addressed to the TENANT at the street address set forth in Paragraph I and to the LANDLORD in care of Marfield, Belgarde and Yaffe Companies, 7841 Wayzata

Boulevard, Minneapolis, Minnesota 55426 or to such other address as LANDLORD may direct in writing in the future.

The date which said registered or certified mail is mailed by the LANDLORD or TENANT shall be conclusively deemed to be the date on which a notice, consent, demand, or request is given or made,

The above address of a party may be changed at any time or form time to time by notice given by said party to the other party in the manner herein above provided.

23. SHORT FORM LEASE

The parties hereto shall, at the option of either party, execute a short form of Lease for recording purposes and, in such event, the terms thereof shall constitute a part of this Lease as fully as though recited at length herein.

24. LANDLORD ASSIGNMENT

The LANDLORD may assign its right, title and interest in this Lease, and such assignment shall then terminate all the LANDLORD's obligations so long as the LANDLORD is not in default when such assignment is made and the assignee assumes the LANDLORD's responsibilities thereafter.

25. OCCUPANCY

If the Leased Premises is not ready for occupancy on the Lease commencement date, then the lease term shall commence on the date of TENANT's possession but still terminate on the date previously shown. LANDLORD shall not be liable to TENANT for any loss or damage resulting if the Leased Premises is not ready for occupancy on the commencement date of this Lease. TENANT agrees to take possession within ten (10) days after the Leased Premises is substantially ready for occupancy and permission to occupy is granted by the City. All TENANT's obligations hereunder will commence on the first day TENANT occupies any portion of the Leased Premises.

26.    FIRE REPAIR

In the event of damage to the promises by fire, the elements or other casualty, LANDLORD shall repair the damage with reasonable dispatch (with Base Rent to abate in the meantime), unless any mortgagee or financial participant, who from time to time might have an interest in on the demised promises, shall require that the fire insurance proceeds to be used to reduce its interest or the indebtedness on the promises.

If the damage renders the Leased Promises untenantable in part but TENANT continues to occupy them in part, the Base and Additional Rent shall be reduced in an equitable manner.

27. QUIET ENJOYMENT

TENANT, upon payment of the Base and Additional Rent herein reserved and upon performance of all of the terms, covenants and conditions of this Lease by it to be kept and performed, shall at all times during the term hereof or during any extension or renewal hereof, peaceably and quietly enjoy the Leased Premises without any disturbance from LANDLORD or from any other person claiming through LANDLORD. Upon expiration or sooner termination of the term hereof, TENANT shall surrender the Leased Premises in good condition and repair, except for reasonable wear and tear, condemnation and casualty.

28. HOLDING OVER

If TENANT shall hold over the Leased Premises or any part thereof after the expiration of the term hereof, or any extension thereof, such holding over shall be construed only to be a tenancy from day to day subject to all of the covenants, conditions and obligations hereof except that the Base Rent shall be 150% of the rent normally due. Nothing herein shall be construed to give TENANT any rights to holdover and to continue in possession of the Leased Premises after expiration of the term hereof.

29.    DEPOSIT

TENANT has deposited with LANDLORD the sum of one full month's Base Rent. Said sum shall be held by LANDLORD as security for the faithful performance by TENANT of all the terms, covenants, and conditions of this Lease to be kept and performed by TENANT. The deposit shall not bear interest. If TENANT shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to TENANT at the expiration of the Lease term. Said deposit was made by check # 052767, dated 8-19-96, $3,461.50, issued by Ringer Corporation.

30. OTHER PROVISIONS

The invalidity or unenforceability of any provisions hereof shall not effect or impair the validity of any other provision. The headings herein are inserted only for convenience and reference and shall have no substantive import. Where necessary, the singular imports the plural and vice versa, and masculine, feminine and neuter pronouns and expressions are interchangeable. The Lease shall bind and inure to the benefit of the LANDLORD and TENANT, their respective heirs, administrators, legal representatives, successors and assigns.

During the term of the Lease, LANDLORD's acceptance of an amount which is less then the amount due at that time, will be deemed partial payment only, not payment in full.

This Lease shall be governed by Minnesota Law.

One or more waivers of any provision by either party shall not be construed as a waiver of subsequent breach of same. Failure to enforce or delay in enforcing any right hereunder will not be construed as a waiver thereof. Each party expressly (a) consents to the maintaining of any such action in any court of competent subject matter jurisdiction, and (b) agrees that the mailing, with postage pre-paid, registered or certified mail, of any complaint or other legal process to it, at either the address stated in this Lease for notices or any other address where that party is then actually residing or doing business, constitutes legally sufficient service of the same upon that party as of the postmark date of the mailing, it being each party's intent to waive in the event of such a mailing, any insufficiency of service of process, lack of personal jurisdiction claim, or the like that might otherwise arise from provisions of the law otherwise requiring a different form of personal service.

TENANT and any guarantors agree to provide LANDLORD with a current financial statement on or before (4) months after the end of their fiscal year. The financial statement shall meet generally accepted accounting principles.

TENANT hereby agrees that in the event of a purchase of the Leased Premises by another party, TENANT will sign a Lease Estoppel Agreement, stating that this Lease agreement between TENANT and LANDLORD is in full force and effect and that all covenants herein have been met. Any uncompleted covenants should be noted and listed on the Lease Estoppel Agreement.

SECTION 31: BROKERAGE: It is hereby agreed and understood that the Tenant is represented by Landmark Partners, as their agent. It is further agreed that the Landlord will pay all and any fees/commissions due for this transaction to Landmark Partners within thirty days of Tenant occupancy, It is further agreed that both Tenant and Landlord will indemnify each other against all and any claims arising from any and all sources other than Landmark Partners in regards to fees or commissions that may result from this transaction.

     EXHIBITS AND ADDENDUMS

     This instrument contains all of the agreements made between the parties and may not be modified orally or in any manner other than by agreement in writing signed by all parties to this Lease. The following exhibits and addendums are attached and hereby made a part of this Lease:

          X   Exhibit "A"     Building Floor Plan
         ---
          X   Exhibit "B"     Detailed Floor Plan or Blueprint
         ---
          X   Exhibit "C"     Landlord's Finishing Schedule
         ---
          X   Exhibit "D"     TENANT's and/or Guarantor(s)
         ---                  Financial Statement Rider

          X   Exhibit "E"     Material Use Rider
         ---

              Exhibit "F"     Personal Guaranty
         ---

The signatories below warrant that they are duly authorized to enter into this Lease representing the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.


LANDLORD                                    TENANT
By                                          By   Ringer Corporation
   --------------------------------            --------------------------
   Partner
-----------------------------------         -----------------------------

Its Authorized Agent                        Its Chief Financial Officer
                                                -------------------------